UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SWIFTMERGE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SWIFTMERGE ACQUISITION CORP.

A Cayman Islands Exempted Company

4318 Forman Ave.

Toluca Lake, California 91602

Dear Swiftmerge Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Swiftmerge Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Swiftmerge,” “we,” “us” or “our”), which will be held on March 13, 2024, at 3:00 p.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 and virtually via live webcast at https://www.cstproxy.com/swiftmergeacquisition/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 8357434#

You can vote on the proposals being presented at the Extraordinary General Meeting by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You can also vote by telephone by dialing toll-free 1-866-894-0536 and following the instructions.

The Extraordinary General Meeting be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles of Association”). If you wish to attend the Extraordinary General Meeting in person, you must reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting Loeb & Loeb LLP at 345 Park Avenue, New York, NY 10154 by 10:00 a.m., New York Time, on March 11, 2024 (two business days prior to the scheduled meeting date). While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business Swiftmerge will conduct at the Extraordinary General Meeting and provide information about Swiftmerge that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

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Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to Swiftmerge’s Articles of Association as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which Swiftmerge must consummate a business combination from March 15, 2024 (the “Termination Date”) to June 17, 2025 (the “Extended Date”) conditioned upon the approval of the Trust Amendment Proposal. This proposal is referred to as the “Extension Amendment Proposal”);

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Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to the accompanying proxy statement, an amendment to Swiftmerge’s investment management trust agreement, dated as of December 17, 2021 and as amended on June 15, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from March 15, 2024 to June 17, 2025, the Extended Date conditioned upon the approval of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

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Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to delete: (i) the limitations that the Company shall not consummate a business combination (as defined in the Articles of Association) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”) conditioned upon the approval of the Extension Amendment Proposal; and

•

Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit (i) further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal or (ii) where the board of directors has determined it is otherwise necessary (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Swiftmerge additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Amended and Restated Articles of Association and Trust Agreement currently provide that the Company has until March 15, 2024 to consummate a business combination (the “Termination Date”). The only way to extend the Termination Date is to get shareholder approval at an extraordinary general meeting.

If each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Trust Agreement Amendment Proposal are approved, the Termination Date will be extended from March 15, 2024 to June 17, 2025 (the “Extended Date”).

Swiftmerge’s board of directors (the “Board”) has determined that it is in the best interests of Swiftmerge to seek an extension of the Termination Date and have Swiftmerge shareholders approve the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate a Business Combination. Swiftmerge intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of Swiftmerge shareholders that an extension of the Termination Date (the “Extension”) be obtained so that, Swiftmerge will have an additional amount of time to consummate a Business Combination. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that it is improbable that Swiftmerge will be able to negotiate and complete a Business Combination before March 15, 2024. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders of Swiftmerge public Class A ordinary shares, par value $0.0001 per share issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

However, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension, as described herein, or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Swiftmerge’s Articles of Association currently provide that Swiftmerge will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which Swiftmerge may rely, as it has since its initial public offering, so as not to be subject to the “penny stock” rules of the SEC. However, if the Company fails to complete one or more business combinations within 36 months of its IPO, which date is December 17, 2024, it would be in violation of Nasdaq Listing Rule IM-5101-2. In such event, The Nasdaq Stock Market LLC (“Nasdaq”) may suspend or delist the Company’s securities and the Company would not be able to rely on being listed on Nasdaq for purposes of not being deemed a “penny stock” issuer. (See “Risk Factors” at page 23).

On February 22, 2024, the redemption price per Public Share was approximately $10.92 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on 2,246,910 Public Shares outstanding and the aggregate amount on deposit in the Trust Account of approximately $24,557,529 as of February 22, 2024 (including interest not previously released to Swiftmerge to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on February 22, 2024 was $10.99. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.07 less per share than if the Public Shares were sold in the open market. Swiftmerge cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Swiftmerge believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Swiftmerge does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved Swiftmerge will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Swiftmerge’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Swiftmerge’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Swiftmerge’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the Class B Ordinary Shares, par value $0.0001 per share, and the Class A ordinary shares which were converted in June 2023 from Class B ordinary shares (collectively, the “Founder Shares”), including shares held by the Sponsor, being entitled to do so, to vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the “Ordinary Shares.”

Approval of the Extension Amendment Proposal, and the NTA Requirement Amendment Proposal, requires an special resolution under the Companies Act and, in the case of the Trust Agreement Amendment Proposal pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on February 26, 2024 (the “Record Date”) as the date for determining Swiftmerge shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Public Shares and Founder Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

Swiftmerge believes that given Swiftmerge’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of Swiftmerge shareholders that Swiftmerge obtain the Extension. Swiftmerge believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal are in the best interests of Swiftmerge and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Swiftmerge’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of Swiftmerge Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Swiftmerge urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Swiftmerge Acquisition Corp.

/s/ John S. Bremner

John S. Bremner
Chief Executive Officer March 4, 2024

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement

Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Trust Agreement Amendment Proposal, NTA Requirement Amendment Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF SWIFTMERGE ACQUISITION CORP.

TO BE HELD ON MARCH 13, 2024

To the Shareholders of Swiftmerge Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Swiftmerge Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Swiftmerge,” “we,” “us” or “our”), will be held on March 13, 2024, at 3:00 p.m., New York Time. The Extraordinary General Meeting will be held in person at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 and virtually via live webcast at https://www.cstproxy.com/swiftmergeacquisition/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 8357434#

You can vote on the proposals being presented at the Extraordinary General Meeting by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You can also vote by telephone by dialing toll-free 1-866-894-0536 and following the instructions.

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless Swiftmerge determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated March 4, 2024 and is first being mailed to shareholders on or about that date:

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Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to Swiftmerge’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which Swiftmerge must consummate a business combination from March 15, 2024 (the “Termination Date”) to June 17, 2025 (the “Extended Date”). This proposal is referred to as the “Extension Amendment Proposal”).

•

Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to Swiftmerge’s investment management trust agreement, dated as of December 17, 2021 and as amended on June 15, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from March 15, 2024 to June 17, 2025, the Extended Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

•

Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to delete: (i) the limitations that the Company shall not consummate a business combination (as defined in the Articles of Association) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”); and

•

Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow Swiftmerge additional time to complete an initial business combination (the “Business Combination”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association and Trust Agreement currently provide that the Company has until March 15, 2024 to consummate a Business Combination. The only way to extend the Termination Date after March 15, 2024 is to conduct an extraordinary general meeting for a separate shareholder vote under the Articles of Association and the Trust Agreement.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the Termination Date will be extended from March 15, 2024 to June 17, 2025, the Extended Date.

Swiftmerge’s board of directors (the “Board”) has determined that it is in the best interests of Swiftmerge to seek an extension of the Termination Date and have Swiftmerge’ shareholders approve the Extension Amendment Proposal to allow for additional time, if needed, to consummate a Business Combination. Swiftmerge intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). The Board believes that it is in the best interests of Swiftmerge shareholders that an extension of the Termination Date (the “Extension”) be obtained so that Swiftmerge will have an additional amount of time to consummate a Business Combination. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that it is improbable that Swiftmerge will be able to negotiate and complete a Business Combination before March 15, 2024. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

As contemplated by the Articles of Association, the holders Swiftmerge’s public Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

However, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

Swiftmerge’s Articles of Association currently provide that Swiftmerge will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which Swiftmerge may rely, as it has since its IPO, so as not to be subject to the “penny stock” rules of the SEC. However, if the Company fails to complete one or more business combinations within 36 months of its IPO, which date is December 17, 2024, it would be in violation of Nasdaq Listing Rule IM-5101-2. In such event, Nasdaq may suspend or delist the Company’s securities and the Company would not be able to rely on being listed on Nasdaq for purposes of not being deemed a “penny stock” issuer. (See “Risk Factors” at page 23).

On February 22, 2024, the redemption price per Public Share was approximately $10.92 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on 2,246,910 Public Shares outstanding and the aggregate amount on deposit in the Trust Account of approximately $24,557,529 as of February 22, 2024 (including interest not previously released to Swiftmerge to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on February 22, 2024 was $10.99. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.07 less per share than if the Public Shares were sold in the open market. Swiftmerge cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Swiftmerge believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Swiftmerge does not complete a Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved, Swiftmerge will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Swiftmerge’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Swiftmerge’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Swiftmerge’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to Swiftmerge’s transfer agent at least two (2) business days, which is March 11, 2024, prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and the Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Public Shares and the Founder Shares are together referred to as the Ordinary Shares.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Public Shares and Founder Shares at the close of business on February 26, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the record date of the Extraordinary General Meeting, there were 7,871,910 ordinary shares outstanding, of which 5,621,910 were Class A ordinary shares and 2,250,000 were Class B ordinary shares. Swiftmerge’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Swiftmerge urges you to read this material carefully and vote your shares.

This proxy statement is dated March 4, 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Swiftmerge Acquisition Corp.

/s/ John S. Bremner
John S. Bremner
Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Swiftmerge’s current views with respect to, among other things, Swiftmerge’s capital resources and results of operations. Likewise, Swiftmerge’s financial statements and all of Swiftmerge’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Swiftmerge’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Swiftmerge does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Swiftmerge’s ability to complete a Business Combination, including approval by the shareholders of Swiftmerge;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Public Shares, Founder Shares and other securities of Swiftmerge;

•	the use of funds not held in the Trust Account or available to Swiftmerge from interest income on the Trust Account balance.

While forward-looking statements reflect Swiftmerge’s good faith beliefs, they are not guarantees of future performance. Swiftmerge disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Swiftmerge’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Swiftmerge’s final prospectus filed with the SEC on December 17, 2021 in connection with Swiftmerge’s initial public offering, as amended by other reports Swiftmerge filed with the SEC, including our annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 21, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Swiftmerge (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

Swiftmerge is a blank check company formed under the laws of the Cayman Islands on February 3, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from Swiftmerge’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

Swiftmerge believes that it is in the best interests of Swiftmerge shareholders to continue Swiftmerge’s existence until the Extended Date, if necessary, in order to allow Swiftmerge additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. Swiftmerge intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on March 13, 2024, at 3:00 p.m., New York Time at Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 and via live webcast at https://www.cstproxy.com/swiftmergeacquisition/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?
A.

You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/swiftmergeacquisition/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	Swiftmerge shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles of Association as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which Swiftmerge must consummate a business combination from March 15, 2024, to June 17, 2025 the Extended Date (the “Extension Amendment Proposal”).

•

Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to the Trust Agreement to extend the Termination Date from March 15, 2024 to June 17, 2025, the Extended Date (the “Trust Agreement Amendment Proposal”);

•

Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to delete: (i) the limitations that the Company shall not consummate a business combination (as defined in the Articles of Association) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”);

•

Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal, (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Extension is implemented and one or more Swiftmerge shareholders elect to redeem their Public Shares pursuant to the Redemption, Swiftmerge will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for Swiftmerge’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, the Founder Share Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, Swiftmerge will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Swiftmerge’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Swiftmerge’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Swiftmerge’ obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the Founder Shares. There will be no distribution from the trust account with respect to Swiftmerge’s warrants, which will expire worthless in the event Swiftmerge dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on Swiftmerge not obtaining the necessary votes for approving the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.	Why is Swiftmerge proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal?

A.

The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Swiftmerge additional time to complete a Business Combination pursuant to a Business Combination Agreement.

The Board believes that it is in the best interests of Swiftmerge shareholders that the Extension be obtained so that Swiftmerge will have an additional amount of time to consummate a Business Combination. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Our Board believes that it is improbable that Swiftmerge will be able to negotiate and complete a Business Combination before March 15, 2024. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

Swiftmerge believes that given Swiftmerge’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that Swiftmerge is in the best position possible to consummate a Business Combination and that it is in the best interests of Swiftmerge shareholders that Swiftmerge obtain the Extension. Swiftmerge believes a Business Combination will provide significant benefits to its shareholders.

Swiftmerge’s Articles of Association provide that Swiftmerge will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which Swiftmerge may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. However, if the Company fails to complete one or more business combinations within 36 months of its IPO, which date is December 17, 2024, it would be in violation of Nasdaq Listing Rule IM-5101-2. In such event, Nasdaq may suspend or delist the Company’s securities and the Company would not be able to rely on being listed on Nasdaq for purposes of not being deemed a “penny stock” issuer. (See “Risk Factors” at page 23)

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by Swiftmerge shareholders on a Business Combination will occur at an extraordinary general meeting of Swiftmerge shareholders, to be held on at a later date, and the solicitation of proxies from Swiftmerge shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of Swiftmerge shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal are not approved by Swiftmerge shareholders, Swiftmerge may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by Swiftmerge shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of each of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A Swiftmerge shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a Swiftmerge’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Public Shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Public Shares and Founder Shares representing a majority of the voting power of all issued and outstanding Public Shares and Founder Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.

Swiftmerge believes its shareholders will benefit from Swiftmerge consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Swiftmerge has to complete an initial business combination until the Extended Date. The Extension would give Swiftmerge additional time to complete a Business Combination.

The Board believes that it is in the best interests of Swiftmerge shareholders and Swiftmerge that the Extension be obtained so that Swiftmerge will have an additional amount of time to consummate a Business Combination. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate.

Swiftmerge believes that given Swiftmerge’s expenditure of time, effort and money on searching for a Business Combination, it is in the best interests of Swiftmerge shareholders that Swiftmerge obtain the Extension. Swiftmerge believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.

Swiftmerge believes shareholders will benefit from Swiftmerge consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which Swiftmerge has to complete a business combination until the Extended Date. The Extension would give Swiftmerge additional time to complete a Business Combination.

The Board believes that it is in the best interests of Swiftmerge shareholders and Swiftmerge that the Extension be obtained so that Swiftmerge will have an additional amount of time to consummate a Business Combination. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

Swiftmerge believes that given Swiftmerge’s expenditure of time, effort and money on a Business Combination, it is in the best interests of Swiftmerge shareholders that Swiftmerge obtain the Extension. Swiftmerge believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the NTA Requirement Amendment?

A.

Swiftmerge believes a Business Combination will provide significant benefits to its shareholders and is proposing the NTA Requirement Amendment to add an additional basis on which Swiftmerge may rely, as it has since its IPO, to be not subject to the “penny stock” rules of the SEC.

Swiftmerge’s Articles of Association provide that Swiftmerge will not consummate any business combination unless it (or any successor) has net tangible assets (“NTAs”) of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”). If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to extend the time available to consummate a business combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment to facilitate the consummation of a Business Combination. However, if the Company fails to complete one or more business combinations within 36 months of its IPO, which date is December 17, 2024, it would be in violation of Nasdaq Listing Rule IM-5101-2. In such event, Nasdaq may suspend or delist the Company’s securities and the Company would not be able to rely on being listed on Nasdaq for purposes of not being deemed a “penny stock” issuer. (See “Risk Factors” at page 23).

If the NTA Requirement Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, Swiftmerge’s Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by Swiftmerge shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised Swiftmerge that they intend to vote any Public Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 3,375,000 Founder Shares, representing approximately 42.9% of Swiftmerge’s issued and outstanding ordinary shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, or the Adjournment Proposal?

A.

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the

Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved?

A.

If there are insufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, Swiftmerge may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved at the Extraordinary General Meeting or at any adjournment, Swiftmerge will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Swiftmerge’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Swiftmerge’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Swiftmerge’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of Swiftmerge waived their rights to participate in any liquidation distribution with respect to the Founder Shares. There will be no distribution from the Trust Account with respect to Swiftmerge’s warrants, which will expire worthless in the event Swiftmerge dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, what happens next?

A.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved, Swiftmerge will continue to attempt to consummate a Business Combination until the Extended Date. Swiftmerge will file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Swiftmerge held by Swiftmerge’s officers, directors, the Sponsor and its affiliates. In addition, the Articles of Association currently provide that Swiftmerge cannot redeem or repurchase Public Shares to the extent such redemption would result in Swiftmerge’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Extension in accordance with the Articles of Association. As a result, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Public Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of Swiftmerge shareholders to vote on a Business Combination).

Q.

Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal?

A.

Yes. Whether you vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card addressed to Swiftmerge’s Secretary located at Swiftmerge Acquisition Corp., 4318 Forman Ave, Toluca Lake, California 91602, Attn: Secretary, so that it is received by Swiftmerge’s Secretary on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to Swiftmerge’s Secretary, which must be received by Swiftmerge’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Public Shares and Founder Shares and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Public Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Extension Amendment Proposal.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Swiftmerge believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of Swiftmerge shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in Swiftmerge entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Public Shares or Founder Shares on February 26, 2024, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on March 12, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1-866-894-0536 and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on March 12, 2024 to be counted.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Swiftmerge and its shareholders. The Board unanimously recommends that Swiftmerge shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of Swiftmerge and its shareholders. The Board unanimously recommends that Swiftmerge shareholders vote “FOR” the Trust Agreement Amendment Proposal.

The Board has also determined that the NTA Requirement Amendment Proposal is in the best interests of Swiftmerge and its shareholders. The Board unanimously recommends that Swiftmerge shareholders vote “FOR” the NTA Requirement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Swiftmerge and its shareholders. The Board unanimously recommends that Swiftmerge shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do Swiftmerge’s directors and officers have in the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal?

A.

Swiftmerge’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of Swiftmerge Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal?

A.

No. There are no appraisal rights available to Swiftmerge shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.

No. The holders of public warrants issued in connection with the IPO (a one-half warrant to purchase one Class A Ordinary Share was included in the units sold in the IPO) each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You should read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, Swiftmerge shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to Swiftmerge to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated December 17, 2021, filed in connection with the IPO. However, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on March 11, 2024 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that Swiftmerge redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of Swiftmerge’s transfer agent is listed under the question “Who can help answer my questions?” below. Swiftmerge requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to Swiftmerge’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Swiftmerge’s transfer agent will need to act to facilitate the request. It is Swiftmerge’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because Swiftmerge does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Swiftmerge’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Swiftmerge shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Swiftmerge shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

Swiftmerge will pay the cost of soliciting proxies for the Extraordinary General Meeting. Swiftmerge has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. Swiftmerge will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Swiftmerge may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Swiftmerge Acquisition Corp.

4318 Forman Avenue

Toluca Lake, California 91602

Attention: Chief Financial Officer

You may also contact the proxy solicitor for Swiftmerge at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

IVCP@info.morrowsodali.com

To obtain timely delivery, Swiftmerge shareholders must request the materials no later than March 10, 2024, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Swiftmerge from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on March 11, 2024 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF SWIFTMERGE SHAREHOLDERS

This proxy statement is being provided to Swiftmerge shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Swiftmerge shareholders to be held on March 13, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about March 4, 2024 to all shareholders of record of Swiftmerge as of February 26, 2024, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 3:00 p.m., New York Time, on March 13, 2024 at the offices of Loeb & Loeb, LLP, 345 Park Avenue, New York, NY 10154 and via live webcast by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Swiftmerge shareholders will consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to Swiftmerge’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to extend the date by which Swiftmerge must consummate a business combination from March 15, 2024 (the “Termination Date”) to June 17, 2025 (the “Extended Date”). This proposal is referred to as the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — To approve, as a special resolution, as provided in Annex B to this proxy statement, an amendment to Swiftmerge’s investment management trust agreement, dated as of July 6, 2021 and as amended on June 15, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from March 15, 2024 to June 17, 2025, the Extended Date. This proposal is referred to as the “Trust Agreement Amendment Proposal”;

•

Proposal No. 3 – NTA Requirement Amendment Proposal – To approve, as a special resolution, as provided in the second resolution in the form set forth in Annex A to the accompanying proxy statement, an amendment to the Articles of Association to delete: (i) the limitations that the Company shall not consummate a business combination (as defined in the Articles of Association) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”); and

•

Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of Swiftmerge, you have a right to vote on certain matters affecting Swiftmerge. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Public Shares or Founder Shares at the close of business on February 26, 2024, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Public Shares or Founder Shares that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

On the record date of the Extraordinary General Meeting, there were 7,871,910 ordinary shares outstanding, of which 5,621,910 were Class A ordinary shares and 2,250,000 were Class B ordinary shares, including 3,375,000 Class A ordinary shares held by the Sponsor which have no redemption rights.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Public Shares and Founder Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that Swiftmerge will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If Swiftmerge fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, Swiftmerge will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an Swiftmerge shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Public Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal, “FOR” the NTA Requirement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on March 12, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxyvote.com and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free 1-866-894-0536 and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on March 12, 2024 to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Swiftmerge. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after Swiftmerge receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Swiftmerge encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person at Loeb &Loeb LLP, 345 Park Avenue, New York, NY 10154 at 3:00 p.m. New York Time, on March 13, 2024 and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/swiftmergeacquisition/2024 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Swiftmerge’s Secretary in writing to Swiftmerge Acquisition Corp., 4318 Forman Avenue, Toluca Lake, California 91602 before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Swiftmerge intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

IVCP@info.morrowsodali.com

Redemption Rights

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before March 11, 2024 at 5:00 p.m., New York Time, which is two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that Swiftmerge redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $24,557,529 as of February 22, 2024. Prior to their exercising Redemption rights, Swiftmerge shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Swiftmerge, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, Swiftmerge will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of Swiftmerge’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal does not affect the right of Swiftmerge shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to Swiftmerge shareholders.

Appraisal Rights

There are no appraisal rights available to Swiftmerge shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the NTA Requirement Amendment Proposal.

Proxy Solicitation Costs

Swiftmerge is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Swiftmerge has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. Swiftmerge and its directors, officers and employees may also solicit proxies on the Internet. Swiftmerge will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Swiftmerge will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Swiftmerge will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Swiftmerge shareholders. Directors, officers and employees of Swiftmerge who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are not approved , Swiftmerge will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Swiftmerge Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the 3,375,000 Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000, or $0.003 per share, prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $37,091,250 based upon the closing price of $10.99 per share on Nasdaq on February 22, 2024.

•

Simultaneously with the consummation of the IPO, including the partial exercise of the over-allotment option, Swiftmerge consummated the private sale of 9,350,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $9,350,000. Each private placement warrant is identical to the warrants included in the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $140,250 based upon the closing per warrant price of $0.015 on Nasdaq on February 22, 2024. The private placement warrants, including the underlying Ordinary Shares, will become worthless if Swiftmerge does not consummate a business combination by March 15, 2024 (or June 17, 2025 if approved by Swiftmerge shareholders to amend the Amended and Restated Articles of Association, to such Extended Date).

•

If Swiftmerge is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $37,231,500, comprised of (a) $37,091,250 representing the market value of Founder Shares, and (b) $140,250 representing the market value of private placement warrants. Certain Swiftmerge directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

•	The Sponsor has agreed not to redeem any Public Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

•

The Sponsor and Swiftmerge’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Swiftmerge fails to complete an initial business combination by March 15, 2024 (or such later date that may be approved by Swiftmerge shareholders, such as the Extended Date).

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•	The continued indemnification of current directors and officers of Swiftmerge and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are approved and Swiftmerge consummates an initial business combination, the officers and directors of Swiftmerge may have additional interests as described in the proxy statement/prospectus for such transaction.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 21, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the described events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Proposal is approved, we expect to seek shareholder approval of a business combination once definitive documentation is executed with a target business. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension Proposal or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently adopted rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or cause us to liquidate at an earlier time than we might otherwise choose.

With respect to the regulation of special purpose acquisition companies (“SPACs”)s, on March 30, 2022, the SEC issued proposed rules, which were adopted in large part in final regulations on January 24, 2024 (the “SPAC Final Rules”), relating to, among other items, disclosures in SEC filings in connection with business combination transactions between SPACs, such as the Company, and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

If we were to be deemed to be an investment company for purposes of the Investment Company Act (as defined below), in which case we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we were able to modify our activities so that we would not be deemed an investment company, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

The SPAC Final Rules adopted on January 24, 2024 by the SEC, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules will become effective 125 days after publication in the Federal Register. As of the date hereof, the SPAC Final Rules have not been published in the Federal Register yet.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Placement Warrants in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Placement Warrants in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s warrants and rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

We may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”), and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

CFIUS has authority to review direct or indirect investments by foreign persons in U.S. businesses, including assets with a nexus to U.S. interstate commerce and, in some cases, U.S. real estate without any underlying U.S. business. Significant CFIUS reform legislation and regulations, which became effective on February 13, 2020, among other things, expanded the scope of CFIUS’ jurisdiction to cover more types of transactions and empowered CFIUS to scrutinize more closely investments in U.S. assets. Under the CFIUS regulations, foreign investors may be required to make mandatory filings and pay filing fees related to such filings. Also, CFIUS has the authority to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily or at the request of CFIUS. If CFIUS determines an investment to be a threat to national security, CFIUS has the authority to impose limitations, conditions, or restrictions on, or prohibit investments subject to its jurisdiction. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Certain investments that do not result in control of a U.S. business by a foreign person but afford foreign investors certain information or governance rights in a U.S. business involved in activities relating to “critical technologies,” “covered investment critical infrastructure” or “sensitive personal data” also are within the jurisdiction of CFIUS. The Company may also be subject to review by other U.S. government entities.

Our Sponsor is a Delaware limited partnership that is controlled by its general partner, a Delaware limited liability company, with its principal place of business in the U.S.; however, certain of the Sponsor’s principals are Canadian citizens. Given the significant discretion exercised by CFIUS to interpret its regulations, it is possible that CFIUS may view the Sponsor to be controlled by one or more foreign persons and thus deemed to be a “foreign person” for CFIUS purposes, resulting in CFIUS having jurisdiction over certain investments of the Sponsor. Should CFIUS reach such a conclusion, it is possible that a business combination with a U.S. business or foreign business with U.S. subsidiaries or operations that we may wish to pursue may be subject to CFIUS review or other regulatory review, depending on the Company’s ultimate share ownership following the business combination and other factors.

If a particular proposed business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a filing on a voluntary basis, or we may determine to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to modify or delay our proposed business combination, impose conditions with respect to such business combination, request the President of the United States to order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, or prohibit the business combination entirely. Accordingly, the pool of potential targets with which the proposed business combination can occur may be limited. These risks may delay or prevent us from pursuing our initial business combination with certain target companies that we believe would otherwise be attractive to us and our shareholders.

The process of government review or a decision to delay or prohibit the transaction, whether by CFIUS or otherwise, could be lengthy, and we have limited time to complete our business combination. If we are unable to consummate our business combination within the applicable time period required under the Company’s amended and restated memorandum and articles of association, we will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination. In addition, our warrants would expire which would result in a loss to warrant holders.

The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

The Company is listed on the Nasdaq Capital Market. Nasdaq Listing Rule IM-5101-2 (the “Listing Rule”) requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the registration statement filed in connection with its initial public offering. Since the Company’s IPO registration statement was declared effective by the SEC on December 17, 2021, it is required to complete an initial business combination by December 17, 2024 pursuant to the Listing Rule (the “Nasdaq Deadline”). If the Extension Amendment is approved and the Board exercises its right to extend the life of the Company past December 17, 2024, such extension would extend the life of the Company past the Nasdaq Deadline. The Listing Rule also provides that failure to comply with this requirement will result in the Listing Qualifications Department issuing a Staff Delisting Determination under Rule 5810 to delist the Company’s securities. We cannot assure you that Nasdaq will not suspend or delist the Company’s securities in the event the Extension Amendment Proposal is approved and the Extension Amendment is implemented and the Company does not complete one or more business combinations by the Nasdaq Deadline. Upon receipt of any such delisting letter, the Company will have the option to appeal Nasdaq’s determination. To the extent that the Company receives a delisting letter, the Company intends to appeal the Nasdaq delisting in order to permit the continued listing of the Company on Nasdaq so that the Company can consummate an initial business combination by the Extended Date. We cannot assure you that any such appeal or hearing will be successful. In the event the Company is not successful in its appeal and is delisted from Nasdaq, the only established trading market for its securities would be eliminated and the Company would seek to have its securities quoted on an over-the-counter market.

If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	an inability to complete a business combination;

•	reduced liquidity for our securities;

•

a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

BACKGROUND

We are a blank check company incorporated on February 3, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 17, 2021, we consummated the IPO of 20,000,000 units (the “units” and, with respect to the Class A Ordinary Shares included in the units being offered, the “Public Shares”) at $10.00 per unit, generating gross proceeds of approximately $200 million. On January 18, 2022, the underwriter partially exercised its over-allotment option (the “Over-Allotment Option”), resulting in 2,500,000 additional units being sold at $10.00 per unit, generating gross proceeds of approximately $25 million. Simultaneously with the closing of the IPO, we consummated the private placement of 8,600,000 private placement warrants (each, a “Private Placement Warrant”), at a price of $1.00 per Private Placement Warrant with the Sponsor and the anchor investors (the “Anchor Investors”), generating gross proceeds of approximately $8.6 million. On January 18, 2022, following the underwriter’s exercise of the Over-Allotment Option, the Sponsor purchased from the Company an additional 750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant. The Private Placement Warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO, a total of $227,200,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of May 12, 2023, funds held in the Trust Account totaled approximately $234,159,260, and were held in a money market fund invested in U.S. treasury bills. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In November 2022, the Company obtained a waiver (the “Waiver Letter) from the underwriter that waived all rights to the deferred underwriting commissions payable to the underwriter at the closing of the Company’s initial Business Combination. On June 15, 2023, the Company reconvened an extraordinary general meeting of the Company which had been adjourned from June 12, 2023 (the “2023 Meeting”). At the 2023 Meeting, the shareholders of the Company approved an amendment of the “Trust Agreement, by and between the Company and Continental Share Transfer & Trust Company, to change the date on which Continental must commence liquidation of the Trust Account to the earliest of (i) the Company’s completion of an initial Business Combination and (ii) March 15, 2024. At the 2023 Meeting, the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to provide the Company with the right to extend the date by which the Company must consummate its initial Business Combination from June 17, 2023 to March 15, 2024.

In connection with the shareholders’ vote at the 2023 Meeting, the holders of 20,253,090 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.40 per share, for an aggregate redemption amount of approximately $211,918,104.

Immediately following the approval of the proposals at the 2023 Meeting, the Sponsor, as the holder of 3,375,000 Class B Ordinary Shares, converted all 3,375,000 of such shares into the same number of Class A Ordinary Shares. The Sponsor held Class A Ordinary Shares do not contain a redemption right. As a result of the redemptions described above and the conversion of the Sponsor’s Class B Ordinary Shares, there are an aggregate of 5,621,910 Class A Ordinary Shares outstanding.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 3,375,000 Founder Shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal.

On the Record Date of for the Extraordinary General Meeting, there were 7,871,910 ordinary shares outstanding, of which 5,621,910 were Class A ordinary shares and 2,250,000 were Class B ordinary shares, including 3,375,000 Class A ordinary shares held by the Sponsor that were converted from Class B ordinary shares in June 2023 which have no redemption rights.

Our principal executive offices are located at 3418 Forman Ave, Toluca Lake, California 91602 and our telephone number is +1 (424) 431-0030.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

Swiftmerge is proposing to amend, by special resolution, its Articles of Association to extend the date by which Swiftmerge must consummate a business combination to the Extended Date so as to give Swiftmerge additional time to complete a Business Combination. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.

The Board believes that it is in the best interests of Swiftmerge shareholders that the Extension be obtained so that Swiftmerge will have an additional amount of time, if needed, to consummate a Business Combination. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date, and would be forced to liquidate. Swiftmerge intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

Swiftmerge believes that given Swiftmerge’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that Swiftmerge is in the best position possible to consummate a Business Combination and that it is in the best interests of Swiftmerge shareholders that Swiftmerge obtain the Extension. Swiftmerge believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. However, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On February 22, 2024, the redemption price per Public Share was approximately $10.92 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $24,557,529 as of February 22, 2024 (including interest not previously released to Swiftmerge to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq Capital Market on February 22, 2024 was $10.99 per share. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.07 less per share than if the Public Shares were sold in the open market. Swiftmerge cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Swiftmerge believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Swiftmerge does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Swiftmerge has determined that there will not be sufficient time before March 15, 2024 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Articles of Association currently provide that Swiftmerge has until the Termination Date to complete an initial business combination. Swiftmerge and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless Swiftmerge provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. Without the Extension, Swiftmerge will not be able to complete a Business Combination on or before the Termination Date and would be forced to liquidate.

Our Board believes that it is improbable that Swiftmerge will be able to negotiate and complete a Business Combination before March 15, 2024. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

The Extension Amendment Proposal is essential to allowing Swiftmerge additional time to consummate a Business Combination. Approval of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal, is a condition to the implementation of the Extension. Unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

Swiftmerge believes that it is in the best interests of Swiftmerge shareholders that Swiftmerge obtain the Extension in order to complete a Business Combination, which will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, Swiftmerge will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay Swiftmerge’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Swiftmerge’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to Swiftmerge’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the Founder Shares. There will be no distribution from the Trust Account with respect to Swiftmerge’s warrants, which will expire worthless in the event Swiftmerge dissolves and liquidates the Trust Account.

The Extension Amendment Proposal will not be effective if our shareholders do not approve the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Swiftmerge intends to amend the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Swiftmerge will then continue to attempt to consummate a business combination until the Extended Date. Swiftmerge will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by Swiftmerge shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of Swiftmerge shareholders, to be held at a later date, and the solicitation of proxies from Swiftmerge shareholders in connection with such separate Business Combination Extraordinary

General Meeting, and the related right of Swiftmerge shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

However, unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before March 11, 2024, at 5:00 p.m. New York Time, which two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that Swiftmerge redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: SPAC Redemption Team

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Public Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by Swiftmerge’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $24,557,529 as of February 22, 2024. Prior to their exercising redemption rights, Swiftmerge shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Swiftmerge, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Swiftmerge will not consummate an initial business combination on or before the Termination Date, so if the Extension Amendment Proposal is not approved, Swiftmerge will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of Swiftmerge’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of Swiftmerge shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to Swiftmerge shareholders. Shareholders of Swiftmerge seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) majority of such holders of the issued and outstanding Public Shares and Founder Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA

Requirement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The full text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal and the associated amendments to the Amended and Restated Memorandum and Articles of Association of the Company is set forth as the first resolution in Annex A to this proxy statement

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SWIFTMERGE SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 17, 2021 and as amended on June 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the Termination Date from March 15, 2024 to June 17, 2025, the Extended Date (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to extend the Termination Date from March 15, 2024 to June 17, 2025, the Extended Date.

The Articles of Association and Trust Agreement currently provide that the Company has until March 15, 2024 (i.e., 27 months after the consummation of the IPO) to consummate a Business Combination (the “Termination Date”). The only way to extend the Termination Date after March 15, 2024 is with a separate shareholder vote under the Articles of Association and the Trust Agreement at an extraordinary general meeting.

Swiftmerge has determined that there will not be sufficient time before March 15, 2024 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Trust Agreement Amendment Proposal is essential to allowing Swiftmerge additional time to consummate a Business Combination. Approval of each of the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

Unless the NTA Requirement Amendment Proposal is approved, Swiftmerge will not proceed with the Extension or the Redemption if Swiftmerge does not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account any Redemptions.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Class A Ordinary Shares will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Class A Ordinary Shares underlying the private placement warrants. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

The Trust Agreement Amendment Proposal will not be effective if our shareholders do not approve the Extension Amendment Proposal and the NTA Requirement Amendment Proposal.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment, the Trust Agreement Amendment and the NTA Requirement Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve the Extension Amendment Proposal and the NTA Requirement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, none of the proposals will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, AS A SPECIAL RESOLUTION, THAT subject to and conditional upon: (a) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the Extension Amendment as set forth in Annex A; and (b) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the NTA Requirement Amendment as set forth in Annex A; the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to extend the date by which the Company has to complete a business combination from March 15, 2024 to June 17, 2025.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SWIFTMERGE SHAREHOLDERS VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3: THE NTA REQUIREMENT AMENDMENT

Overview

This is a proposal to amend, by special resolution, the Articles of Association to expand the methods that Swiftmerge may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission by removing the net tangible asset requirement therein.

However, if the Company fails to complete one or more business combinations within 36 months of its IPO, which date is December 17, 2024, it would be in violation of Nasdaq Listing Rule IM-5101-2. In such event, Nasdaq may suspend or delist the Company’s securities and the Company would not be able to rely on being listed on Nasdaq for purposes of not being deemed a “penny stock” issuer. (See “Risk Factors” at page 23).

All shareholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. The text of the proposed special resolution is set forth as the second resolution in Annex A to this proxy statement.

The NTA Requirement

Article 49.2 of the Articles of Association currently provides the following:

“Prior to the consummation of a Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

The Company is proposing that Article 49.2 (b) be amended by the deletion of the words: “provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”

Article 49.4 of the Articles of Association currently provides the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

The Company is proposing that Article 49.4 be amended by the deletion of the words: “provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”.

Articles 49.5 of the Articles of Association currently provides the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

The Company is proposing that Article 49.5 be amended by the deletion of the words: “ The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

The purpose of these Articles was to ensure that, in connection with its initial business combination, Swiftmerge would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

Swiftmerge is proposing to amend its Articles of Association to remove the NTA Requirement in order to expand the methods that Swiftmerge may employ to not become subject to the “penny stock” rules. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Swiftmerge believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, so long as the Company is not delisted from The Nasdaq Stock Market, Swiftmerge intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in Swiftmerge’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, Swiftmerge may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, Swiftmerge included Article 37.5(c) in its Articles of Association in order to ensure that through the consummation of its initial business combination Swiftmerge would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange

Rule. Swiftmerge’s securities are listed on The Nasdaq Capital Market and have been so listed since the consummation of the IPO. Swiftmerge believes that The Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as Swiftmerge meets the requirements of the Exchange Rule. and is not in violation of Nasdaq Listing Rule IM-5101-2, which would cause Nasdaq to suspend or delist the Company’s securities and the Company would not be able to rely on being listed on Nasdaq for purposes of not being deemed a “penny stock” issuer. (See “Risk Factors” at page 23).

Reasons for the Proposed NTA Requirement Amendment

Swiftmerge believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on Swiftmerge’s net tangible assets. While Swiftmerge does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Articles of Association, if the NTA Requirement Amendment Proposal is not approved, Swiftmerge may not be able to consummate its initial business combination. Additionally, even if the NTA Requirement Amendment is approved, if the Company fails to complete one or more business combinations within 36 months of its IPO, which date is December 17, 2024, it would be in violation of Nasdaq Listing Rule IM-5101-2 and subject to delisting from Nasdaq.

Vote Required for Approval

The approval of the NTA Requirement Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Public Shares and Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Resolution

The full text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the NTA Requirement Amendment Proposal and the associated amendments to the Amended and Restated Memorandum and Articles of Association of the Company is set forth as the second resolution in Annex A to this proxy statement.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment Proposal.

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Swiftmerge shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the NTA Requirement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Swiftmerge shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of Public Shares and the Founder Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SWIFTMERGE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF SWIFTMERGE AND CERTAIN INFORMATION ABOUT SWIFTMERGE

General

Swiftmerge is a blank check company incorporated as a Cayman Islands exempted company on February 3, 2021. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Swiftmerge’s Public Shares and Founder Shares as of February 26, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Swiftmerge’ Public Shares and Founder Shares, by:

•	each person known by Swiftmerge to be the beneficial owner of more than 5% of Swiftmerge’s issued and outstanding Public Shares or Founder Shares;

•	each of Swiftmerge’ executive officers and directors that beneficially owns shares of Swiftmerge’s Public Shares or Founder Shares; and

•	all of Swiftmerge’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

On the record date of the Extraordinary General Meeting, there were 7,871,910 ordinary shares outstanding, of which 5,621,910 were Class A ordinary shares, including 3,750,000 Founder Shares held by our Sponsor, and 2,250,000 were Class B ordinary shares. The Class A Ordinary Shares together with the Class B Ordinary Shares are also referred to as the Ordinary Shares.

Voting power represents the combined voting power of the Public Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Public Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, Swiftmerge believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares or Founder Shares beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Ordinary Shares(8)
Swiftmerge Holdings, LLC (2)	3,375,000	42.9%
John “Sam” Bremner (3)	—	* %
George Jones (3)	—	* %
Aston Loch (3)	—	* %
Christopher J. Munyan (4)	—	* %
General (Ret.) Wesley K Clark (3)	—	* %
Dr. Leonard Makowka (3)	—	*
Dr. Courtney Lyder (3)	—	*
Sarah Boatman (3)	—	*
All executive officers and directors as a group (eight individuals)	3,375,000	42.9%
Farallon Capital Partners (4)	725,000	9.2%
Polar Asset Management Partners, Inc. (5)	450,000	5.7%
Meteora Capital LLC (6)	527,472	6.7%
CaaS Capital Management LP (7)	200,000	2.5%

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Swiftmerge Acquisition Corp., 4318 Forman Ave., Toluca Lake, California 91602.
(2)	Swiftmerge Holdings, LLC, our Sponsor, is the record holder of 3,375,000 of our Founder Shares, which are Class A ordinary shares that were converted from Class B ordinary shares in June 2023.

(3)

Does not include any shares indirectly owned by this individual as a result of a passive economic interest in our Sponsor. Each of these individuals disclaims beneficial ownership of any shares except to the extent of their pecuniary interest therein.

(4)

Based solely on a Schedule 13G filed on December 27, 2021 (as amended by Schedules 13G/A filed on February 14, 2022, February 9, 2023 and February 5, 2024, respectively), Farallon Capital Management, L.L.C., a Delaware limited liability company (the “Management Company”), Farallon Partners, L.L.C., a Delaware limited liability company (the “Farallon General Partner”), is the general partner of each of the Farallon Funds and is the sole member of Farallon Institutional (GP) V, L.L.C., a Delaware limited liability company (the “FCIP V General Partner”). As of the date hereof, the Farallon Funds hold an aggregate of 300,000 Shares. Also as of the date hereof, an investment vehicle (the “SPV”) that is managed by the Management Company holds 225,000 Class B ordinary shares of the Company (“Class B Ordinary Shares”), each of which is convertible at the holder’s option into one Class A ordinary share. Accordingly, as of the date hereof, the Management Company may be deemed a beneficial owner of 225,000 Class A ordinary shares. Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Michael B. Fisch, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (collectively, the “Farallon Individual Reporting Persons”), as managing members of both the Farallon General Partner and the Management Company and as managers of the FCIP V General Partner and the F5MI General Partner, with the power to exercise investment discretion. Each of the Management Company, the Farallon General Partner, the FCIP V General Partner, the F5MI General Partner, and the Farallon Individual Reporting Persons disclaims any beneficial ownership of any such shares. The address for the persons and entities listed in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, CA 94111.

(5)

Based solely on a Schedule 13G filed with the SEC on February 11, 2022 (as amended by a Schedule 13G/A filed on February 13, 2023, and February 9, 2024, respectively), Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada that serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Class A Ordinary Shares directly held by PMSMF, has sole voting and dispositive power over 450,000 Class A Ordinary Shares. The address of the principal business office of Polar Asset Management Partners Inc and PMSMF is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)

Based solely on a Schedule 13G filed with the SEC on February 14, 2024 by Meteora Capital LLC, a, a Delaware limited liability company (“Meteora Capital”) with respect to the Class A ordinary shares held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”); and Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the Common Stock held by the Meteora Funds. The address of the principal business office of Meteora Capital is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(7)

Based solely on a Schedule 13G filed with the SEC on February 9, 2023, as amended by a Schedule 13G/A filed on February 5, 2024, respectively), each of the following persons has shared voting and dispositive power over 200,000 Class A Ordinary Shares of the Company: CaaS Capital Management LP, a Delaware limited partnership; CaaS Capital Management GP LLC, a Delaware limited liability company and the general partner of CaaS Capital Management LP; and Siufu Fu, the managing member of CaaS Capital Management GP LLC. The business address of each of the foregoing persons is 800 Third Avenue, 26th Floor, New York, NY 10022.

(8)	Percentages are based upon 7,871,910 ordinary shares issued and outstanding.

HOUSEHOLDING INFORMATION

Unless Swiftmerge has received contrary instructions, Swiftmerge may send a single copy of this proxy statement to any household at which two or more shareholders reside if Swiftmerge believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Swiftmerge’s expenses. However, if shareholders prefer to receive multiple sets of Swiftmerge’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Swiftmerge’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact Swiftmerge at the following address and e-mail address:

Swiftmerge Acquisition Corp.

4318 Forman Avenue

Toluca Lake, California 91602

Attention: Chief Financial Officer

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Swiftmerge files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Swiftmerge’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Swiftmerge’s filings with the SEC (excluding exhibits) at no cost by contacting Swiftmerge at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Swiftmerge’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Swiftmerge at the following address and e-mail address:

Swiftmerge Acquisition Corp.

4318 Forman Avenue

Toluca Lake, California 91602

Attention: Chief Financial Officer

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Swiftmerge’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

IVCP@info.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an Swiftmerge’s shareholder and would like to request documents, please do so by March 8, 2024, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Swiftmerge, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED

AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF

ASSOCIATION OF

SWIFTMERGE ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

PART 1

Proposal No. 1 — The Extension Proposal

RESOLVED, as a special resolution THAT, conditional upon the approval of the Trust Amendment Proposal, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) deletion of the following instruction from Article 49.7:

“In the event that the Company does not consummate a Business Combination by March 15, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following instruction:

“In the event that the Company does not consummate a Business Combination by June 17, 2025, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

(b) deletion of the following words from Article 49.8(a):

“by March 15, 2024”

and replacing them with the words:

“by June 17, 2025”.

Proposal No. 2 — The NTA Requirement Amendment Proposal

RESOLVED, as a special resolution THAT, conditional upon the approval of the Extension Proposal, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) the following be deleted from Article 49.2: “provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”

(b) the following be deleted from Article 49.4: “provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”.

(c) the following be deleted from Article 49.5: “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

(d) the following be deleted from Article 49.8: “The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

ANNEX B

AMENDMENT NO. 2 TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made effective as of March [ ], 2024, by and between Swiftmerge Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement on December 17, 2021, as amended on June 15, 2023 (the “Trust Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A Ordinary Shares and holders of its Class B ordinary Shares, at an extraordinary general meeting (the “EGM”) to: (i) extend the date before which the Company must complete a business combination from March 15, 2024 to June 17, 2025 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from promptly after March 15, 2024 to promptly after June 17, 2025 (the “Trust Amendment”);

WHEREAS, holders of at least two-thirds (66.6%) of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares who attended and voted at the EGM, voting together as a single class, approved the Extension Amendment and sixty-five percent (65%) of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares approved the Trust Amendment; and

WHEREAS, the parties desire to amend the Trust Agreement to, among other things, reflect amendments to the Trust Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1. The following clause shall be deleted from the preamble in its entirety:

1.2. Section 1(c) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(c) In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (x) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company or (y) in an interest bearing demand deposit account at a bank, as directed by the Company; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while account balances are invested or uninvested, the Trustee may earn bank credits or other consideration;”

1.3. Section 1(e) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(e) [Reserved]”

1.4. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) upon June 17, 2025, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 17, 2025 or such earlier date as is determined by our Board to be in the best interests of the Company, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders”.

1.5.	Sections 2(e) and 2(f) of the Original Agreement are hereby amended and restated in their entirety as follows:

“(e) [Reserved] (f) [Reserved]”

1.7.	Section 6(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) [Reserved]

2. Amendments to Exhibits. Effective as of the execution hereof, Exhibit A of the Original Agreement is hereby deleted and replaced in its entirety with Exhibit A hereto.

3.	Miscellaneous Provisions.

3.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.

Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

3.7.

Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) of the Original Agreement, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as
Trustee

By:
Name:	Francis Wolf
Title:	Vice President

Swiftmerge Acquisition Corp.

By:
Name:	John Bremner
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Investment Management Trust Agreement]

SWIFTMERGE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

MARCH 13, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated March 4, 2024, in connection with the Extraordinary General Meeting to be held on March 13, 2024 at 3:00 p.m. New York time, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Christopher Munyan and Aston Loch, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all of the ordinary shares of Swiftmerge Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on March 13, 2024:

The notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/swiftmergeacquisition/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4

Please mark votes as indicated in this example È

Proposal 1 — Extension Amendment	FOR	AGAINST	ABSTAIN
As a special resolution to amend the Company’s amended and restated memorandum and articles of association (“Articles”) in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date that the Company has to consummate a business combination from March 15, 2024 to June 17, 2025, conditional upon the approval of Proposal 2.	‘	‘	‘

Proposal 2 — Amendment of Trust Agreement	FOR	AGAINST	ABSTAIN
Amend the Investment Management Trust Agreement, originally dated December 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from March 15, 2024 to June 17, 2025. Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the shareholders and Proposal 1 is not, neither proposal will take effect.	‘	‘	‘

Proposal 3 — NTA Requirement Amendment	FOR	AGAINST	ABSTAIN
As a special resolution to amend the Articles of Association to delete: (i) the limitations that the Company shall not consummate a business combination (as defined in the Articles of Association) if it would cause the Company’s net tangible assets (“NTAs”) to be less than $5,000,001; and (ii) the limitations that the Company shall not redeem or repurchase its ordinary shares in an amount that would cause the Company’s NTAs to be less than $5,000,001 following such redemptions or repurchases, as applicable (the “NTA Requirement” and such proposal the “NTA Requirement Amendment Proposal”);

Proposal 4 — Adjournment	FOR	AGAINST	ABSTAIN
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.	‘	‘	‘

Check here for address change and indicate the correct address below: ‘

Date: __________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO

CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE

MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A

SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE

VOTED FOR THE PROPOSALS